                                                                   Exhibit 10.1


                             FIRST AMENDMENT TO THE
             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


WHEREAS Article 14 of the Lucent Technologies Inc. 1997 Long Term Incentive Plan (the "1997 Plan") provides that the Board of Directors of Lucent Technologies Inc. (the "Board") may amend the 1997 Plan at any time and from time to time, and

WHEREAS pursuant to the July 25, 2002 delegation by the Board, the Senior Vice President-Human Resources has the authority to execute amendments of the 1997 Plan approved by the Board and the Corporate Governance and Compensation Committee, and

WHEREAS, in connection with the adoption of the Lucent Technologies Inc. 2003 Long Term Incentive Program, the Board and the Corporate Governance and Compensation Committee approved the amendments set forth hereunder,

NOW, THEREFORE, IT IS RESOLVED that the 1997 Plan is amended as follows:

1. Article 3 of the 1997 Plan, "Shares Available for Option," is amended by adding the following sentence to the end of subparagraph (a) thereof:

         "Notwithstanding the above, the aggregate number of Shares which shall be made subject to Awards granted under this Plan after February 19, 2003 shall be limited to the number of Awards cancelled due to their expiration or forfeiture after such date."

2. The term "Stock Option Committee" is replaced with the term "Long Term Incentive Awards Committee" each time it appears in the 1997 Plan.




         Signature: /s/ Pamela O. Kimmet             Date: 4/7/03
                   ---------------------                   ------
                             Pamela O. Kimmet
                             Senior Vice President -
                             Human Resources

                  Attest: /s/ Richard J. Rawson      Date: 4/7/03
                          ---------------------            ------
                             Richard J. Rawson
                             Senior Vice President, General Counsel
                             and Secretary